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                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934
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                                               Rule 14a-6(e)(2))
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 [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               CELGENE CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant

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

                               CELGENE CORPORATION
                               7 POWDER HORN DRIVE
                           WARREN, NEW JERSEY 07059

                                   May 8, 2000

Dear Stockholder:

     On behalf of the Board of Directors, I cordially invite you to attend the 2000 Annual Meeting of Stockholders of Celgene Corporation. The Annual Meeting will be held on Tuesday, June 20, 2000, beginning at 1:00 p.m., local time, at the offices of Proskauer Rose LLP, 1585 Broadway, 26th floor, New York, New York 10036. The formal Notice of Annual Meeting is set forth in the enclosed material.

     The matters expected to be acted upon at the meeting are described in the attached Proxy Statement. During the meeting, stockholders will have the opportunity to ask questions and comment on the Company's operation.

     It is important that your views be represented whether or not you are able to be present at the Annual Meeting. Please sign and return the enclosed proxy card promptly.

     We appreciate your investment in Celgene Corporation and urge you to return your proxy card as soon as possible.

                                                  Sincerely,

                                                  John W. Jackson
                                                  Chairman of the Board and
                                                  Chief Executive Officer

                               CELGENE CORPORATION
                               7 POWDER HORN DRIVE
                            WARREN, NEW JERSEY 07059


                          --------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          --------------------------

     The Annual Meeting of Stockholders of CELGENE CORPORATION (the "Company") will be held at the offices of Proskauer Rose LLP, 1585 Broadway, 26th floor, New York, New York 10036 on June 20, 2000, at 1:00 p.m., local time, for the following purposes:

     1.   to elect nine directors;

     2. to amend the 1998 Long-Term Incentive Plan (the "1998 Incentive Plan") to increase the number of shares that may be subject to awards thereunder from 4,500,000 to 6,500,000;

     3. to ratify the appointment of KPMG LLP as the independent certified public accountants of the Company for the fiscal year ending December 31, 2000; and

     4. to transact any such other business as may properly come before the Meeting and at any adjournment thereof.

     The Board of Directors has fixed the close of business on May 1, 2000 as the record date for determining stockholders entitled to notice of and to vote at the meeting.

    A proxy and return envelope are enclosed for your convenience.

                                        By order of the Board of Directors
                                        JOHN W. JACKSON
                                        Chairman of the Board and
                                        Chief Executive Officer

May 8, 2000

                             YOUR VOTE IS IMPORTANT
                   Please mark, sign, and date the enclosed
                       proxy card and return it promptly
               in the enclosed self-addressed, stamped envelope.

                               CELGENE CORPORATION
                               7 POWDER HORN DRIVE
                           WARREN, NEW JERSEY 07059

                              ---------------------
                                 PROXY STATEMENT
                              ---------------------

     This Proxy Statement is furnished to the stockholders of Celgene Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders (the "Meeting" or "Annual Meeting") of the Company to be held on June 20, 2000, and at any adjournment thereof. A copy of the notice of meeting accompanies this Proxy Statement. It is anticipated that the mailing of this Proxy Statement will commence on or about May 8, 2000.


     Only stockholders of record at the close of business on May 1, 2000, the record date for the Annual Meeting, will be entitled to notice of and to vote at the Meeting. On the record date the Company had outstanding 64,415,089 shares of common stock, par value $.01 per share (the "Common Stock"), which are the only securities of the Company entitled to vote at the Annual Meeting, each share being entitled to one vote.

     Stockholders who execute proxies may revoke them by giving written notice to the Chief Executive Officer of the Company at any time before such proxies are voted. Attendance at the Meeting shall not have the effect of revoking a proxy unless the stockholder so attending shall, in writing, so notify the Secretary of the Meeting at any time prior to the voting of the proxy.

     The Board of Directors does not know of any matter that is expected to be presented for consideration at the Meeting, other than the election of directors, the amendment to the 1998 Incentive Plan and the confirmation of the appointment of the independent certified public accountants of the Company for the current fiscal year. However, if other matters properly come before the Meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.

     The Company will bear the cost of the Meeting and the cost of soliciting proxies, including the cost of mailing the proxy material. In addition to solicitation by mail, directors, officers, and regular employees of the Company (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy material to their principals, and the Company will reimburse them for their expenses.

     All proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld and, where a choice is specified as to the proposal, they will be voted in accordance with such specification. If no instructions are given, the persons named in the proxy solicited by the Board of Directors of the Company intend to vote FOR the nominees for election as directors of the Company listed herein, FOR the amendment of the 1998 Incentive Plan and FOR the ratification of the appointment of KPMG LLP as the Company's independent certified public accountants for the fiscal year ending December 31, 2000.


     A majority of the outstanding shares of Common Stock entitled to vote on the record date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting and any adjournment or postponement thereof. Abstentions and broker non-votes will be counted as present or represented for purposes of establishing a quorum for the transaction of business.

     Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Abstentions and broker non-votes will have no effect on the election of directors, which is by plurality vote, but abstentions will, in effect, be votes against the ratification of the selection of independent public accountants, and approval of the proposed amendment to the 1998 Incentive Plan, as these items require the affirmative vote of the shares of Common Stock present and eligible to vote on such matters.

     All shares of Common Stock as set forth in this proxy statement have been adjusted to reflect the three for one split declared by the Company and paid on April 14, 2000 (the "Split").

                   MATTERS TO COME BEFORE THE ANNUAL MEETING
                       PROPOSAL ONE: ELECTION OF DIRECTORS

     At the Annual Meeting, nine directors are to be elected, each to hold office (subject to the Company's By-Laws) until the next annual meeting and until his or her successor has been elected and qualified. Pursuant to the Company's By-Laws, the Board of Directors has fixed the number of directors at nine. Each nominee has consented to being named as a nominee in this Proxy Statement and to serve if elected. If any nominee listed in the table below should become unavailable for any reason, which the Board of Directors does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by the Board of Directors prior to or at the Meeting, or, if no substitute is selected by the Board of Directors prior to or at the Meeting, for a motion to reduce the membership of the Board of Directors to the number of nominees available. Directors will be elected by an affirmative vote of a plurality of the votes cast at the Annual Meeting. There are no family relationships between any of the directors and executive officers of the Company. The information concerning the nominees and their security holdings has been furnished by them to the Company.

                  NAME                   AGE                   POSITION
--------------------------------------- ----- ------------------------------------------
John W. Jackson .......................  55   Chairman of the Board and Chief Executive
                                              Officer
Sol J. Barer, Ph.D. ...................  52   President, Chief Operating Officer and
                                              Director
Jack L. Bowman ........................  67   Director
Frank T. Cary .........................  79   Director
Arthur Hull Hayes, Jr., M.D. ..........  66   Director
Gilla Kaplan, Ph.D. ...................  52   Director
Richard C.E. Morgan ...................  55   Director
Walter L. Robb, Ph.D. .................  72   Director
Lee J. Schroeder ......................  71   Director

     John W. Jackson has been our Chairman of the Board and Chief Executive Officer since January 1996. From February 1991 to January 1996, Mr. Jackson was President of Gemini Medical, a consulting firm that he founded and which specialized in services and investment advice to start-up medical device and biotechnology companies. Previously, Mr. Jackson had been President of the worldwide Medical Device Division of American Cyanamid, a major pharmaceutical company, from February 1986 to January 1991, and served in various international positions, including Vice President -- International for American Cyanamid from 1978 to 1986. Mr. Jackson served in several human health marketing positions at Merck & Company, a major pharmaceutical company, from 1971 to 1978. Mr. Jackson received a B.A. degree from Yale University and an M.B.A. from INSEAD, France.

     Sol J. Barer, Ph.D. has been our President of the Company since October 1993 and our Chief Operating Officer and one of our directors since March 1994. Dr. Barer was Senior Vice President -- Science and Technology and Vice President/General Manager -- Chiral Products from October 1990 to October 1993 and our Vice President -- Technology from September 1987 to October 1990. Dr. Barer received a Ph.D. in organic and physical chemistry from Rutgers University.

     Jack L. Bowman, one of our directors since April 1998, served as Company Group Chairman of Johnson & Johnson from 1987 to 1994. From 1983 to 1987, Mr. Bowman served as Executive Vice President of American Cyanamid. Mr. Bowman is also a director of NeoRx Corporation, Cell Therapeutics, Inc., Cellegy Pharmaceuticals, Targeted Genetics and Osiris Phamaceuticals.

     Frank T. Cary has been Chairman of the Executive Committee of our Board of Directors since July 1990 and has been one of our directors since 1987. From 1973 to 1981, Mr. Cary was Chairman of the Board and Chief Executive Officer of International Business Machines Corporation. Mr. Cary also is a director of Cygnus Therapeutic Systems Inc., ICOS Corporation, Lincare Inc., Lexmark International Inc., Vion Pharmaceuticals Inc. and Teltrend, Inc.

     Arthur Hull Hayes, Jr., M.D., one of our directors since 1995, has been President and Chief Operating Officer of MediScience Associates, Inc., a consulting organization that works with pharmaceutical firms, biomedical companies and foreign governments, since July 1991. Dr. Hayes has also been a partner in Issue Sphere, a public affairs firm that focuses on health science issues, since November 1995, as well as a professor in medicine, pharmacology and family and community medicine at New York Medical College and clinical professor of medicine and pharmacology at the Pennsylvania State University College of Medicine. From 1986 to 1990, Dr. Hayes was President and Chief Executive Officer of E.M. Pharmaceuticals, a unit of E. Merck AG and from 1981 to 1983 was Commissioner of the United States Food and Drug Administration. Dr. Hayes also is a director of Myriad Genetics, Inc., NaPro BioTherapeutics, Inc. and Premier Research Worldwide.

     Gilla Kaplan, Ph.D., one of our directors since April 1998, is an immunologist in the Laboratory of Cellular Physiology and Immunology at The Rockefeller University in New York where she was appointed Assistant Professor in 1985 and Associate Professor in 1990. Dr. Kaplan is a member of numerous professional societies and has been the organizer of several major symposia on tuberculosis. Dr. Kaplan has served as an advisor to the Global Program for Vaccines and Immunization of the World Health Organization, has participated in several NIH peer review panels, and is on the Editorial Board of Microbial Drug Resistances and Tubercle and Lung Disease. Dr. Kaplan is the author of more than 100 scientific publications and has received international recognition for her work. In 1995, she gave the Special Honorary Lecture at the American Society for Microbiology and in 1997 was appointed a Fellow of the American Academy of Microbiology.

     Richard C.E. Morgan, one of our directors since 1987, is the Chairman and Chief Executive Officer of incuVest LLC and a Managing Partner of Amphion Partners LLC, formerly Wolfensohn Partners, L.P. Mr. Morgan is Chairman of the Board of Directors of Quidel Corp. He also serves on the Board of Directors of Indigo, N.V., ChromaVision Medical Systems, Inc., and Orbis International, Inc.

     Walter L. Robb, Ph.D., one of our directors since 1992, has been a private consultant and President of Vantage Management Inc., a consulting and investor services company, since January 1993. Mr. Robb was Senior Vice President for Corporate Research and Development of General Electric Company, and a member of its Corporate Executive Council from 1986 to December 1992. Mr. Robb is Chairman of the Board of Directors of Capital District Sports. He is also a director of Cree, Inc., Mechanical Technology, Inc., Plug Power, Inc., Molecular OptoElectronics, Nextec, R2 Technology, and X-Ray Optical Systems.

     Lee J. Schroeder, one of our directors since 1995, has been President of Lee Schroeder & Associates, Inc., pharmaceutical business consultants, since 1985. Mr. Schroeder was President of Fox Meyer Lincoln from 1983 to 1985, and was an Executive Vice President of Sandoz, Inc. from 1981 to 1983. Mr. Schroeder also is a director of MGI Pharmaceutical, Inc., Ascent Pediatrics, Inc. and Interneuron Pharmaceuticals, Inc.

                          --------------------------

     The Company's By-Laws provide that nominations for the election of directors may be made at any annual meeting of the stockholders: (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder of the Company (i) who is a stockholder of record on the date of the giving of the notice and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth below.

     In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Company.

     To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Company not less than sixty (60) days nor more than ninety (90) days prior to the date of the annual meeting; provided, however, that in the event that less than seventy
(70) days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder (in order to be timely) must be so received not later than the close of business on the tenth
(10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

     To be in proper written form, a stockholder's notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of theperson, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to nominate the persons named in his notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table below sets forth the beneficial ownership of the Common Stock as of March 31, 2000 (i) by each director, (ii) by each of the named executive officers (iii) by all directors and executive officers of the Company as a group, and (iv) by all persons known by the Board of Directors to be beneficial owners of more than five percent of the outstanding shares of Common Stock. All shares of Common Stock have been adjusted to reflect the Split.

                                                       AMOUNT AND NATURE OF     PERCENT OF
                        NAME                           BENEFICIAL OWNERSHIP       CLASS
---------------------------------------------------   ----------------------   -----------
John W. Jackson ...................................         1,164,399(1)            1.8%
Sol J. Barer, Ph.D. ...............................           697,284(1)(2)         1.1%
Robert J. Hugin ...................................            35,000(1)              *
Frank T. Carey ....................................           293,340                 *
Arthur Hull Hayes, Jr., M.D. ......................           120,000(1)              *
Richard C.E. Morgan ...............................           237,270(1)(3)           *
Walter L. Robb, Ph.D. .............................           300,000(1)              *
Lee J. Schroeder ..................................           168,000(1)              *
Gilla Kaplan ......................................            50,100(1)              *
Jack L. Bowman ....................................            38,100(1)              *
All directors and current executive officers of the
Company as a group (ten persons) ..................         3,103,493(4)            4.8%
Pilgram Baxter & Associates, Ltd. .................
825 Duportail Road
Wayne, PA 19087                                             3,361,200(5)            5.2%

-------------
 * Less than one percent (1%).

(1) Includes shares of Common Stock which the directors and executive officers have the right to acquire through the exercise of options within 60 days of March 31, 2000, as follows: John W. Jackson -- 981,369; Sol J. Barer -- 697,239; Robert J. Hugin -- 35,000; Frank T. Cary -- 0; Arthur Hull Hayes, Jr. -- 120,000; Richard C.E. Morgan -- 75,000 shares; Walter L. Robb -- 192,000; Lee J. Schroeder -- 60,000; Gilla Kaplan -- 50,100; Jack Bowman -- 35,100. Does not include shares of Common Stock which the directors and executive officers had the right to acquire through the exercise of options not exercisable within 60 days of March 31, 2000, as follows: John W. Jackson -- 740,001; Sol J. Barer -- 290,001; Robert J. Hugin -- 520,000;
     Frank T. Cary -- 30,000; Arthur Hull Hayes, Jr. -- 30,000; Richard C.E. Morgan -- 30,000; Walter L. Robb -- 30,000; Lee J. Schroeder -- 30,000; Gilla Kaplan -- 60,000; and Jack L. Bowman -- 60,000.

(2) Includes with respect to Dr. Barer, 45 shares owned by the daughter of Dr. Barer, as to which shares Dr. Barer disclaims beneficial ownership.

(3) Includes with respect to Mr. Morgan, 270 shares owned by the son of Mr. Morgan, as to which shares Mr. Morgan disclaims beneficial ownership.

(4) Includes or excludes, as the case may be, shares of Common Stock as indicated in the preceding footnotes.

(5) Information regarding Pilgrim Baxter & Associates was obtained from a questionnaire and from a Schedule 13G, filed by it with the Securities and Exchange Commission. Such Schedule 13G states that Pilgrim Baxter & Associates Ltd. is the beneficial owner of and has the sole dispositive power over all such shares of Common Stock and has sole voting power over 2,557,500 of those shares.

DIRECTOR COMPENSATION

     Directors do not receive salaries or cash fees for serving as directors nor do they receive any cash compensation for serving on committees; however, all members of the Board of Directors who are not employees of the Company ("Non-Employee Directors") are reimbursed for their expenses for each meeting attended and are eligible to receive stock options pursuant to the 1995 Non-Employee Directors' Option Plan (the "Directors' Option Plan").

     The Directors' Option Plan was adopted by the Board of Directors on April 5, 1995, and approved by the Company's stockholders at the 1995 Annual Meeting of Stockholders. At the Annual Meeting of the Company held in 1997, the Director's Option Plan was amended to increase the number of shares of the Company's Common Stock that may be issued upon exercise of options granted thereunder from 750,000 shares to 1,050,000, as adjusted for the Split. At the Annual Meeting of the Company held in 1999, the Directors' Option Plan was amended to increase the number of shares of the Company's Common Stock that may be issued upon exercise of options granted thereunder from 1,050,000 shares to 1,800,000 shares, as adjusted for the Split. The Directors' Option Plan currently provides for the granting to Non-Employee Directors of non-qualified options to purchase an aggregate of not more than 1,800,000 shares (subject to adjustment in certain circumstances) of Common Stock.

     Under the Directors' Option Plan, each Non-Employee Director as of April 5, 1995 was granted a non-qualified option to purchase 60,000 shares of Common Stock, as adjusted for the Split, and each new Non-Employee Director upon the date of his or her election or appointment will be granted a non-qualified option to purchase 20,000 shares of Common Stock. These initial options vest in four equal annual installments commencing on the first anniversary of the date of grant, assuming the Non-Employee Director remains a director.

     Upon the date of each Annual Meeting of Stockholders, each Non-Employee Director is granted a non-qualified option to purchase 60,000 shares of Common Stock (or a pro rata portion thereof if the director did not serve the entire year since the date of the last annual meeting). These options vest in full on the date of the first Annual Meeting of Stockholders held following the date of the grant, assuming the Non-Employer Director is a director on that date.

     All options granted pursuant to the Directors' Option Plan will expire no later than 10 years from the date of grant and no options may be granted after June 16, 2005. If a Non-Employee Director terminates his service on the Board of Directors for any reason, options which were exercisable on the date of termination and which have not expired may be exercised at any time until the date of expiration of such options. In addition, if there is a change of control and within two years thereafter a director is removed without cause (as defined) or is not nominated for election by the Company's stockholders, all unvested portions of a stock option will automatically vest.

     In 1999, pursuant to the Directors' Option Plan, each of Messrs. Bowman, Cary, Hayes, Morgan, Robb, Schroeder and Dr. Kaplan received an option to purchase 30,000 shares of Common Stock at an exercise price of $5.2083 per share, the fair market value of the stock on the date of the grant, as adjusted for the Split.

BOARD COMMITTEES AND MEMBERSHIP

     The Company has an Executive Committee of the Board of Directors, whose current members are Frank T. Cary, Chairman, Sol J. Barer, John W. Jackson and Richard C. E. Morgan. The Executive Committee held one meeting in 1999. The Executive Committee has and may exercise all of the powers and authority of the full Board of Directors of the Company, subject to certain exceptions.

     The Company has an Audit Committee of the Board of Directors, consisting entirely of outside directors, the current members of which are Walter L. Robb, Chairman, Arthur Hull Hayes, Jr., M.D., and Gilla Kaplan. The Audit Committee held one meeting in 1999. The Board of Directors has delegated to the Audit Committee the following duties: reviewing with the independent auditors the plans and results of the audit engagement; reviewing the adequacy, scope, and results of the internal accounting controls and procedures; reviewing the degree of independence of the auditors; reviewing the auditors' fees; and recommending the engagement of auditors to the full Board of Directors.

     The Company has a Management Compensation and Development Committee (the "Compensation Committee") of the Board of Directors, whose current members are Richard C.E. Morgan, Chairman, Frank T. Cary, Jack L. Bowman and Lee J. Schroeder. The Compensation Committee held three meetings in 1999. The Compensation Committee has (i) the full power and authority to interpret the provisions and supervise the administration of the Company's 1986 Stock Option Plan, 1992 Long-Term Incentive Plan and the 1998 Long-Term Incentive Plan and to grant options outside of these plans and (ii) the authority to review all matters relating to the personnel of the Company.

     The Company does not have a nominating committee. The Board of Directors held five meetings during 1999. During 1999, all of the directors attended more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of all committees of the Board on which such director served.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Under the securities laws of the United States, the Company's directors, executive officers and any persons holding more than 10 percent of the Common Stock are required to report their ownership of Common Stock and any changes in that ownership, on a timely basis, to the Securities and Exchange Commission. Due to an administrative oversight, Messrs. Cary, Hayes, Morgan, Robb, Schroeder, Bowman and Dr. Kaplan were not able to timely file forms required with respect to the automatic grant of options in 1999 under the Non-Employee Directors' Incentive Plan and Messrs. Jackson, Barer and Hugin were not able to timely file forms with respect to options granted in 1999 to each of them under the Company's 1998 Long-Term Incentive Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
                   FOR THE ELECTION OF EACH OF THE NOMINEES

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth information about the compensation paid, or payable, by the Company for services rendered in all capacities to the Chief Executive Officer of the Company and each of the most highly paid executive officers of the Company who earned more than $100,000, for each of the fiscal years ended December 31, 1999, December 31, 1998 and December 31, 1997 in which such officers were executive officers for all or part of the year.

                                                        ANNUAL
                                                     COMPENSATION
                                      -------------------------------------------
           NAME AND                                               OTHER ANNUAL
      PRINCIPAL POSITION        YEAR   SALARY ($)   BONUS ($)   COMPENSATION ($)
------------------------------ ------ ------------ ----------- ------------------
John W. Jackson .............. 1999     300,000      390,000         19,200(1)
 Chairman and Chief            1998     285,000       79,800         19,200(1)
 Executive Officer             1997     270,000       97,200          9,500(1)

Sol J. Barer, Ph.D. .......... 1999     255,833      230,250         19,200(1)
 President and Chief           1998     243,333       51,100         19,200(1)
 Operating Officer             1997     232,500       63,647          9,500(1)

Robert J. Hugin(3) ........... 1999     127,385      168,000          7,200(1)
 Senior Vice President and
 Chief Financial Officer

                                                   LONG TERM
                                                 COMPENSATION
                               -------------------------------------------------
                                                   SECURITIES
           NAME AND             RESTRICTED STOCK   UNDERLYING      ALL OTHER
      PRINCIPAL POSITION          AWARD(S) ($)      OPTIONS #   COMPENSATION ($)
------------------------------ ------------------ ------------ -----------------
John W. Jackson ..............         0             660,000         13,390(2)
 Chairman and Chief                    0             300,000         13,390(2)
 Executive Officer                     0                   0         13,390(2)

Sol J. Barer, Ph.D. ..........         0             210,000              0
 President and Chief                   0             150,000              0
 Operating Officer                     0                   0              0

Robert J. Hugin(3) ...........         0             450,000              0
 Senior Vice President and
 Chief Financial Officer


-------------

(1)  Reflects matching contributions under the Company's 401k plan.

(2)  Reflects  life  insurance  premiums  for a life  insurance  policy  for Mr.
     Jackson.

(3)  Mr. Hugin has been employed by the Company since June 1999.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

     John W. Jackson, Sol J. Barer and Robert J. Hugin (each an "Executive") are employed pursuant to substantially similar employment agreements (collectively, the "Employment Agreements") providing for their continued employment until January 1, 2003 (the period during which Executive is employed is referred to as the "Employment Period"). The Employment Period shall be automatically renewed for successive one-year terms unless the Company or Executive gives written notice to the other at least six months prior to the expiration of the Employment Period. The Employment Agreements provide Messrs. Jackson, Barer and Hugin with a base salary (which may be increased by the Board of Directors, or a committee thereof) of $300,000, $258,000 and $240,000, respectively, per annum. In addition, each of the Employment Agreements provides for an annual target bonus in such amount equal to 65%, 45% and 35%, respectively, of Executive's base salary measured against objective criteria to be determined by the Board of Directors, or a committee thereof. The Employment Agreements also provide that Messrs. Jackson, Barer and Hugin are entitled to continue to participate in all group health and insurance programs and all other fringe benefit or retirement plans which are generally available to the Company's employees. Each of the Employment Agreements provides that if the Executive is terminated by the Company without cause or due to disability, he shall be entitled to receive a lump-sum payment in an amount equal to Executive's annual base salary and a pro rata share of Executive's annual target bonus. Upon the occurrence of a change in control (as defined in the Employment Agreements) and thereafter, each Employment Agreement also provides that if (a) at any time within one year of a change in control Executive's employment is terminated by the Company without cause or for disability or by Executive for good reason (as defined in the Employment Agreement) or (b) at any time within 90 days prior to a change in control, Executive's employment is terminated by the Company without cause or by Executive for good reason, Executive shall be entitled to receive: (i) a lump sum payment in an amount equal to three times Executive's base salary and three times Executive's highest annual bonus within the three years prior to the change in control; (ii) any accrued benefits; (iii) payment of health and welfare premiums for Executive and his dependants; and (iv) full and immediate vesting of all stock options and equity awards; provided, however, that such payment shall be reduced by any payments made to Executive prior to the change in control pursuant to Sections 10(a)(iv) and (v) of the Employment Agreements. Each Employment Agreement also provides that Executive shall be entitled to receive a gross-up payment on any payments made to Executive that are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, except that a gross-up will not be made if the payments made to Executive do not exceed 105% of the greatest amount that could be paid to Executive such that the receipt of payments would not give rise to the excise tax. Each Executive is subject to a non-compete which applies during the period the Executive is employed and until the first anniversary of the date Executive's employment terminates (the non-compete applies to the second anniversary of the date Executive's employment terminates if the Executive receives change in control payments and benefits).

STOCK OPTIONS

     The following table sets forth information for each of the named executive officers with respect to the value of options exercised during the year ended December 31, 1999, and the value of outstanding and unexercised options held as of December 31, 1999. There were no stock appreciation rights exercised during 1999 and none were outstanding as of December 31, 1999.

OPTION GRANTS FOR FISCAL 1999

     The following table provides information concerning grants of stock options by the Company to the named executive officers in fiscal 1999 as adjusted for the Split.

                       OPTION GRANTS DURING FISCAL 1999

                                                                                              POTENTIAL REALIZABLE VALUE
                                                                                                         AT
                                                                                                ASSUMED ANNUAL RATES OF
                                         NUMBER OF     % OF TOTAL                                        STOCK
                                         SECURITIES      OPTIONS                                PRICE APPRECIATION FOR
                                         UNDERLYING      GRANTED       EXERCISE                       OPTION TERM
                                          OPTIONS     TO EMPLOYEES    PRICE PER    EXPIRATION --------------------------
         NAME           DATE OF GRANT   GRANTED (1)    IN 1999 (2)      SHARE         DATE         5%           10%
---------------------- --------------- ------------- -------------- ------------- ----------- ------------ ------------
John W. Jackson ......    1/22/99         210,000           8%      $ 5.5000        1/22/09      577,500    1,155,000
                          4/20/99         450,000          18%      $ 6.0000        4/20/09    1,350,000    2,700,000

Sol J. Barer .........    1/22/99         105,000           4%      $ 5.5000        1/22/09      288,750      577,500
                          4/20/99         105,000           4%      $ 6.0000        4/20/09      315,000      630,000

Robert J. Hugin ......    6/22/99         450,000          18%      $ 5.2083        6/22/09    1,171,875    2,343,750

-------------
(1) All options granted in 1999 were granted pursuant to the Company's 1998 Long-Term Incentive Plan. The grants to Mr. Jackson, Dr. Barer and Mr. Hugin are exercisable in annual increments of 33 1/3% of each total grant, beginning on the first anniversary of the date of grant. All options were granted at the fair market value of Common Stock on the effective date of grant, as adjusted for the Split.

(2)  The total number of options granted to employees in 1999 was 2,445,591.

OPTION EXERCISES AND VALUES FOR FISCAL 1999

The following table provides information concerning options exercised in fiscal 1999 by the named executive officers, as adjusted for the Split, and the value of such officers' unexercised options at December 31, 1999.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                        NUMBER OF
                                                                  SECURITIES UNDERLYING       VALUE OF UNEXERCISED
                                                                   UNEXERCISED OPTIONS        IN-THE-MONEY OPTIONS
                                SHARES                              AT FISCAL YEAR-END       AT FISCAL YEAR-END (2)
                               ACQUIRED           VALUE       ----------------------------- -----------------------
           NAME            ON EXERCISE (#)   REALIZED ($)(1)   EXERCISABLE   UNEXERCISABLE        EXERCISABLE        UNEXERCISABLE
------------------------- ----------------- ----------------- ------------- --------------- ----------------------- --------------
John W. Jackson .........     230,730           $3,475,762       619,270       860,000            $11,850,996        $15,640,819

Sol J. Barer ............     225,000           $2,887,380       527,238       310,002            $10,205,963        $ 5,740,440

Robert J. Hugin .........          --                   --            --       450,000                     --        $ 8,156,250

-------------
(1) Represents the difference between the average high and low trading price of the Common Stock on the Nasdaq National Market on the date the shares were acquired and the average high and low exercise price of the options exercised multiplied by the number of shares acquired upon exercise.

(2) Represents the difference between the closing market price of the Common Stock as reported by the Nasdaq National Market on December 31, 1999 of $23.33 per share, as adjusted for the Split, and the exercise price per share of in-the-money options multiplied by the number of shares underlying the in-the-money options.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee determines the Company's executive compensation policies. The Compensation Committee determines the compensation of the Company's executive officers and approves and oversees the administration of incentive compensation programs for all employees including executive officers. The Compensation Committee is composed solely of outside directors.

EXECUTIVE COMPENSATION POLICIES AND PROGRAMS

     The Company's executive compensation program is part of a company-wide program covering all employees. The program's goals are to attract, retain, and motivate employees, and it utilizes incentives such that employees and stockholders share the same risks. The compensation program is designed to link compensation to performance.

     A portion of each employee's compensation relates to the grant of stock options, and such grants are based on the successful attainment of strategic corporate, business unit, and individual goals.

     The Company does not have a pension plan or other capital accumulation program. Grants of stock options are therefore of great importance to executives as well as all employees. Any long-term value to be derived from such grants will be consistent with stockholder gains.

     Executive and employee compensation includes salary, employment-related benefits, and long-term incentive compensation:

     Salary. Salaries are set competitively relative to the biotechnology and pharmaceutical industries -- industries with which the Company competes for its highly skilled personnel. Individual experience and performance is considered when setting salaries within the range for each position. Annual reviews are held and adjustments are made based on attainment of individual goals.

     Benefits. All employees are eligible for similar benefits, such as health, disability, and life insurance.

     Long-Term Incentive Compensation. An incentive compensation program is established annually. The purpose of this program is to provide financial incentives to executives and employees to achieve annual corporate, business unit, and individual goals. The incentive program also aligns executive and employee interests with those of stockholders by using grants of stock options. Such grants vest over time thereby encouraging continued employment with the Company. The size of grants is tied to comparative biotechnology industry practices. To determine such comparative data, the Company relies on outside compensation consultants, the Company's auditors, and third party industry surveys.

     Under the Company's 1999 incentive program, it was agreed, subject to the achievement of certain goals in 1999 by the Company, that the Company would grant at a future date options to purchase shares of common stock. A similar incentive program has been designed for 2000 based on attainment of corporate, business unit, and individual goals. The program is open to all regular full-time employees, other than the executive officers of the Company.

     Chief Executive Officer Compensation. Pursuant to Mr. Jackson's contract with the Company entered into on September 30, 1997, Mr. Jackson received a base salary of $300,000 for 1999. Mr. Jackson also received a bonus of $390,000 for 1999. Factors considered in determining Mr. Jackson's bonus included the successful attainment of several important milestones in the development of the Company's products, as well comparisons to total compensation packages of chief executive officers at corporations within the Company's industry that are of comparable size.

                             Members of the Compensation Committee


                             Richard C.E. Morgan, Chairman
                             Frank T. Cary
                             Jack L. Bowman
                             Lee J. Schroeder


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The current members of the Compensation Committee are Richard C. E. Morgan, Chairman, Frank T. Cary, Jack L. Bowman and Lee J. Schroeder. Each is an outside director of the Company.

PERFORMANCE GRAPH

     The following graph shows changes over the past five years in the value of $100 invested in: 1) the Company's Common Stock; 2) the Standard & Poor's 500 Index; 3) the NASDAQ Pharmaceutical Index; and 4) the NASDAQ Biotechnology Index.

     The graph shows the value of $100 invested on December 31, 1994 in the Company's Common Stock or in one of the indexes, as applicable, including reinvestment of dividends, at December 31 for each of 1994-1999.

                               [GRAPHIC OMITTED]

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
                AMONG CELGENE CORPORATION, THE S & P 500 INDEX,
                     THE NASDAQ PHARMACEUTICAL INDEX AND THE
                           NASDAQ BIOTECHNOLOGY INDEX



                                  12/94     12/95     12/96     12/97     12/98     12/99
Celgene Corporation ...........    100       238       198       150       273      1,244
S & P 500 .....................    100       138       169       226       290       351
Nasdaq Pharmaceutical .........    100       183       184       190       242       450
Nasdaq Biotechnology ..........    100       189       188       188       271       546

* $100 INVESTED ON 12/31/94 IN STOCK OR INDEX -
   INCLUDING REINVESTMENT OF DIVIDENDS.
   FISCAL YEAR ENDING DECEMBER 31.

     The foregoing graph is based on historical data and is not necessarily indicative of future performance. This graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulations 14A and 14C under the Exchange Act or to the liabilities of Section 18 under the Exchange Act.


                   PROPOSAL TWO: APPROVAL OF AN AMENDMENT TO
                        THE 1998 LONG-TERM INCENTIVE PLAN

     The stockholders of the Company are asked to approve an amendment to the 1998 Incentive Plan to increase the aggregate number of shares of the Company's Common Stock that may be subject to awards granted thereunder from 4,500,000 to 6,500,000, as adjusted for the Split. The 1998 Incentive Plan was adopted by the Board of Directors on May 6, 1998 and approved by the Company's stockholders at the 1998 Annual Meeting of Stockholders. The Board of Directors amended the 1998 Incentive Plan on June 22, 1999 to permit the Committee (as defined below) to clarify the persons to whom non-qualified stock options may be transferred. The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock present and entitled to vote at the Annual Meeting is required to approve the amendment to the 1998 Incentive Plan to increase the aggregate number of shares of the Company's Common Stock that may be subject to awards.

BACKGROUND OF THE PROPOSAL TO AMEND THE 1998 INCENTIVE PLAN

     As of March 31, 2000, options to purchase 3,523,440 shares of Common Stock have been granted under the 1998 Incentive Plan at exercise prices based on the fair market value of the shares of the Company's Common Stock ranging from $5.2083 to $56.8333, as adjusted for the Split. Of the options granted, none has been canceled, leaving a total of 976,560 available for future grants out of the aggregate of 4,500,000 shares of Common Stock authorized for grant under the 1998 Incentive Plan. As of May 1, 2000, the closing price of a share of Common Stock was $47.375. The Board of Directors believes that stock ownership by employees provides performance incentives and fosters pride in the Company to the benefit of both the Company and its stockholders. Accordingly, the Board of Directors recommends that stockholders approve the amendment to the 1998
Incentive Plan to increase the aggregate number of shares of Company's Common Stock that may be subject to awards as described below. The Board of Directors approved the amendment of the 1998 Incentive Plan on May 5, 2000, subject to the approval of stockholders.

SUMMARY OF THE PLAN.

     Background; Purpose; Eligibility. The following is a brief summary of the principal provisions of the Plan. This summary does not purport to be complete and is qualified in its entirety by reference to the text of this Plan, a copy of which may be obtained upon written request to the Company at the Company's principal business address.

     Administration. The 1998 Incentive Plan is administered by a Management Compensation and Development Committee or such other committee or subcommittee appointed from time to time by the Board, which is intended to consist of two or more non-employee directors, each of whom will be, to the extent required by Rule 16b-3 ("Rule 16b-3") under the Exchange Act and Section 162(m) of the Code, a non-employee director as defined in Rule 16b-3 and an outside director as defined under Section 162(m) of the Code (the "Committee"). If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, the validity of the awards, grants, interpretation or other actions of the Committee will not be affected. The Committee has the full authority to select those individuals eligible to receive awards and the amount and type of awards. Terms and conditions of awards will be set forth in written grant agreements, the terms of which will be consistent with the terms of the 1998 Incentive Plan. Awards under the 1998 Incentive Plan may not be made on or after the tenth anniversary of the date of its adoption, but awards granted prior to such date may extend beyond that date.

     Types of Awards. The 1998 Incentive Plan provides for the grant of any or all of the following types of awards: (i) stock options, including incentive stock options and non-qualified stock options; (ii) stock appreciation rights, in tandem with stock options or freestanding; (iii) restricted stock; and (iv) performance-based awards.

     Stock Options. Options may be in the form of incentive stock options or non-qualified stock options. The Committee will, with regard to each stock option, determine the number of shares subject to the option, the term of the option (which shall not exceed ten years, provided, however, that the term of an incentive stock option granted to a 10% stockholder of the Company shall not exceed five years), the exercise price per share of stock subject to the option, the vesting schedule (if any), and the other material terms of the option. No stock option may have an exercise price less than the fair market value (as defined in the 1998 Incentive Plan) of the Common Stock at the time of grant (or, in the case of an incentive stock option granted to a 10% stockholder of the Company, 110% of the fair market value of the Common Stock).

     The exercise price upon exercise may be paid in cash, shares of Common Stock owned by the recipient for at least six months and for which the recipient has good title free and clear of any liens or encumbrances or, if the Common Stock is traded on a national securities exchange, through the delivery of irrevocable instructions to a broker to deliver to the Company an amount equal to the exercise price. The Committee may also provide, at the time of grant, that the shares to be issued upon the exercise of a stock option be in the form of restricted stock or may, in the stock option agreement, reserve a right to do so after the time of grant.

     Stock Appreciation Rights ("SARs"). The Committee may grant SARs either with a stock option ("Tandem SARs") or independent of a stock option ("Non-Tandem SARs"). An SAR is a right to receive a payment either in cash or Common Stock as the Committee may determine, equal in value to the excess of the fair market value of a share of Common Stock on the date of exercise over the reference price per share of Common Stock established in connection with the grant of the SAR. The reference price per share covered by an SAR will be the per share exercise price of the related option in the case of a Tandem SAR and will be the per share fair market value of Common Stock on the date of the grant in the case of a Non-Tandem SAR. The Committee may also grant "limited SARs," either as Tandem SARs or Non-Tandem SARs, which may become exercisable only upon the occurrence of a Change in Control (as defined in the 1998 Incentive Plan) or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter.

     Restricted Stock. The Committee may award shares of restricted stock. Upon the award of restricted stock, the recipient has all rights of a stockholder with respect to the shares, including, without limitation, the right to receive dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of the shares of restricted stock, the right to tender such shares. Unless otherwise determined by the Committee at grant, the payment of dividends, if any, shall be deferred until the date that the relevant share of restricted stock vests.

     Recipients of restricted stock are required to enter into a restricted stock award agreement with the Company which states the restrictions to which the shares are subject and the criteria or date or dates on which such restrictions will lapse. Within these limits, based on service, attainment of performance goals, and such other factors as the Committee may determine in its sole discretion, or a combination thereof, the Committee may provide for the lapse of such restrictions in installments in whole or in part or may accelerate or waive such restrictions at any time. If the lapse of the relevant restriction is based on the attainment of performance goals, the Committee shall establish the goals, formulae or standards and the applicable vesting percentage for the restricted stock awards applicable to recipients.

     Performance-Based Awards. The Committee may award Common Stock and other awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock either alone or in addition to or in tandem with stock options, stock appreciation rights, or restricted stock. Such awards shall be subject to such terms and conditions as the Committee may prescribe.

     Amendment and Termination. The 1998 Incentive Plan provides that it may be amended, in whole or in part, suspended or terminated by the Board of Directors, except that no such amendment, suspension or termination, without stockholder approval to the extent such approval is required by applicable state law, the applicable provisions of Rule 16b-3 of the Exchange Act or for the exception for performance-based compensation under Section 162(m) of the Code or to the extent applicable to incentive stock options, Section 422 of the Code, may increase the aggregate number of shares of Common Stock reserved for awards or the maximum individual limits, change the classification of employees eligible to receive awards, decrease the minimum exercise price of any stock option, extend the maximum option period under the 1998 Incentive Plan or to make any other amendment that would require stockholder approval under the Code, Rule 16b-3 of the Exchange Act or the rules of any exchange or system on which the Company's securities are listed or traded.

     Share and Other Limitations. A maximum of 6,500,000 shares of Common Stock as adjusted for the Split may be issued or used for reference purposes pursuant to the 1998 Incentive Plan as amended. The maximum number of shares of Common Stock subject to stock options or SARs that may be granted to any individual under the 1998 Incentive Plan shall be 750,000 for any fiscal year of the Company during the term of the 1998 Incentive Plan, as adjusted for the Split. If an SAR or a limited SAR is granted in tandem with a stock option, it shall apply against the individual limits for both stock options and SARs, but only once against the maximum number of shares available under the 1998 Incentive Plan. To the extent that shares of Common Stock for which stock options or SARs are permitted to be granted to a recipient during a calendar year are not covered by a grant of a stock option or an SAR during the calendar year, such shares of Common Stock shall not be available for grant or issuance to the recipient in any subsequent calendar year during the term of this 1998 Incentive Plan.

     The Committee may make appropriate adjustments to the number of shares available for awards and the terms of outstanding awards under the 1998 Incentive Plan to reflect any change in the Company's capital structure or business, stock dividend, stock split, recapitalization, reorganization, merger, consolidation or sale of all or substantially all the assets of the Company.

     Change in Control. Unless determined otherwise by the Committee at the time of grant, upon a Change in Control (as defined in the 1998 Incentive Plan), all vesting and forfeiture conditions, restrictions and limitations in effect with respect to any outstanding award will immediately lapse and any unvested awards will automatically become 100% vested. However, unless otherwise determined by the Committee at the time of grant or thereafter, no acceleration of exercisability shall occur with regard to certain stock options that the Committee reasonably determines in good faith prior to a Change in Control will be honored or assumed or new rights substituted therefor by a recipient's employer immediately following the Change in Control. The Committee may also, in its sole discretion, provide for accelerated vesting of an award at any time.

     Miscellaneous. Although awards will generally be nontransferable (except by will or the laws of descent and distribution), the Committee may determine at the time of grant or thereafter that a non-qualified stock option that is otherwise nontransferable is transferable in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. If a non-qualified stock option is transferable, it is anticipated that the options may be transferred solely to immediate family members or trusts, partnerships or other family entities and, to the extent permitted by the Committee, to charitable organizations.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES.

     The rules concerning the federal income tax consequences with respect to stock options granted pursuant to the 1998 Incentive Plan are highly technical. In addition, the applicable statutory provisions are subject to change and their application may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the federal income tax consequences; it does not set forth any state or local income tax or estate tax consequences that may be applicable.

     Incentive Stock Options. Options granted under the 1998 Incentive Plan may be incentive stock options as defined in the Code, provided that such options satisfy the requirements under the Code therefor. In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to the optionee or a deduction to the Company. The sale of Common Stock received pursuant to the exercise of an option which satisfied all the requirements of an incentive stock option, as well as the holding period requirement described below, will result in a long-term capital gain or loss to the optionee equal to the difference between the amount realized on the sale and the exercise price and will not result in a tax deduction to the Company. To receive incentive stock option treatment, the optionee must not dispose of the Common Stock purchased pursuant to the exercise of an option either (i) within two years after the option is granted or (ii) within one year after the date of exercise.

     If all requirements for incentive stock option treatment other than the holding period rules are satisfied, the recognition of income by the optionee is deferred until disposition of the Common Stock, but, in general, any gain (in an amount equal to the lesser of (i) the fair market value of the Common Stock on the date of exercise (or, with respect to officers, the date that sale of such stock would not create liability ("Section 16(b) liability") under Section 16(b) of the Exchange Act) minus the exercise price or (ii) the amount realized on the disposition minus the exercise price) is treated as ordinary income. Any remaining gain is treated as long-term or short-term capital gain depending on the optionee's holding period for the stock disposed of. The Company generally will be entitled to a deduction at that time equal to the amount of ordinary income realized by the optionee.

     The 1998 Incentive Plan provides that an optionee may pay for Common Stock received upon the exercise of an option (including an incentive stock option) with other shares of Common Stock held for at least six months. In general an optionee's transfer of stock acquired pursuant to the exercise of an incentive stock option, to acquire other stock in connection with the exercise of an incentive stock option may result in ordinary income if the transferred stock has not met the minimum statutory holding period necessary for favorable tax treatment as an incentive stock option. For example, if an optionee exercises an incentive stock option and uses the stock so acquired to exercise another incentive stock option within the two-year or one-year holding periods discussed above, the optionee may realize ordinary income under the rules summarized above.

     Non-Qualified Stock Options. An optionee will realize no taxable income at the time he or she is granted a non-qualified stock option. Such conclusion is predicated on the assumption that, under existing Treasury Department regulations, a non-qualified stock option, at the time of its grant, has no readily ascertainable fair market value. Ordinary income will be realized when a non-qualified stock option is exercised, provided the Common Stock issued is not restricted stock. The amount of such income will be equal to the excess of the fair market value on the exercise date of the shares of Common Stock issued to an optionee over the exercise price. The optionee's holding period with respect to the shares acquired will begin on the date of exercise.

     The tax basis of the stock acquired upon the exercise of any option will be equal to the sum of (i) the exercise price of such option and (ii) the amount included in income with respect to such option. Any gain or loss on a subsequent sale of the stock will be either a long-term or short-term capital gain or loss, depending on the optionee's holding period for the stock disposed of. If the Common Stock issued is restricted stock, different rules may apply. Subject to the limitation under Sections 162(m) and 280G of the Code (as described below), the Company generally will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the optionee is considered to have realized ordinary income in connection with the exercise of the option.

     Certain Other Tax Issues. In addition, (i) officers of the Company subject to Section 16(b) liability may be subject to special rules regarding the income tax consequences concerning their awards; (ii) any entitlement to a tax deduction on the part of the corporation is subject to the applicable federal tax rules (including, without limitation, Section 162(m) of the Code regarding the $1,000,000 limitation on deductible compensation); (iii) in the event that the exercisability or vesting of any award is accelerated because of a Change in Control, payments relating to the awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under
Section 280G of the Code, which excess amounts may be subject to excise taxes and may be nondeductible by the Company; and (iv) the exercise of an incentive stock option may have implications in the computation of alternative minimum taxable income.

     In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and the four other officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any employee during a specified period and the plan under which the options are granted is approved by stockholders and is administered by a compensation committee comprised of outside directors. The 1998 Incentive Plan is intended to satisfy these requirements with respect to options. Awards of restricted shares and performance-based awards generally do not satisfy the exception for performance-based compensation under Section 162(m) of the Code.

     The 1998 Incentive Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The 1998 Inventive Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

RECOMMENDATION OF THE BOARD OF DIRECTORS

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                   A VOTE FOR THE ADOPTION OF THIS PROPOSAL

                      PROPOSAL THREE: INDEPENDENT AUDITORS

     The Board of Directors has appointed KPMG LLP, independent certified public accountants, to audit the books and records of the Company for the current year. The affirmative vote of a majority of the shares voted at the Annual Meeting is required for the ratification of the Board of Directors' selection of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2000.

     Representatives of KPMG LLP are expected to be present at the meeting of stockholders and will be given an opportunity to make a statement if they so desire. They are expected to be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                   A VOTE FOR THE ADOPTION OF THIS PROPOSAL

                              STOCKHOLDER PROPOSALS

     Stockholders of the Company wishing to include proposals in the proxy material in relation to the annual meeting of the Company to be held in 2001 must submit the same in writing so as to be received at the executive office of the Company on or before January 15, 2001. If notice of a stockholder proposal is not received by the Company on or before April 1, 2001, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholders' proposals.


                                  OTHER MATTERS

     Upon written request addressed to the Company's Secretary at 7 Powder Horn Drive, Warren, New Jersey 07059 from any person solicited herein, the Company will provide, at no cost, a copy of the Form 10-K Annual Report filed with the Commission for the fiscal year ended December 31, 1999.

     The Board of Directors of the Company does not know of any matters to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Stockholders and matters incident to the conduct of the Meeting. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

                                  By Order of the Board of Directors,
                                  JOHN W. JACKSON
                                  Chairman of the Board and
                                  Chief Executive Officer

May 8, 2000

STOCKHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                               CELGENE CORPORATION
                                      PROXY

         The undersigned hereby appoints John W. Jackson, Sol J. Barer and Robert J. Hugin, and each of them, with power of substitution, to represent and to vote on behalf of the undersigned all of the shares of Celgene Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of Proskauer Rose LLP, 26th floor, 1585 Broadway, New York, New York 10036 on Tuesday, June 20, 2000, at 1:00 p.m., local time, and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the notice of and proxy statement for the meeting (receipt of which is hereby acknowledged).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR (1), (2) AND (3)


1.   ELECTION OF DIRECTORS
        |_|   FOR all nominees listed below         |_|  WITHHOLD AUTHORITY
              (except as marked to the contrary)         to vote for all nominees listed



 John W. Jackson, Sol J. Barer, Frank T. Cary, Richard C.E. Morgan, Walter L. Robb, Lee J. Schroeder, Arthur Hull Hayes, Jr.,
                          Gilla Kaplan and Jack Bowman



INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW:

-----------------------------------------------------

2. PROPOSAL TO APPROVE THE AMENDMENT OF THE 1998 LONG-TERM INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT MAY BE SUBJECT TO AWARDS THEREUNDER FROM 4,500,000 SHARES TO 6,500,000 SHARES

               |_|  FOR        |_|  AGAINST         |_|     ABSTAIN


3. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000

               |_|  FOR        |_|  AGAINST         |_|     ABSTAIN

4. In their discretion, upon such other matters as may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

|_| I will attend the meeting                  |_| I will not attend the meeting

Note: Please sign exactly as names appear on this proxy. Where shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by an authorized person.

                                                     Dated:

                                    -------------------------------
                                    -------------------------------
                                    -------------------------------
                                                   (Signature)

                                          PLEASE   MARK,  SIGN,  DATE  AND
                                          RETURN THIS PROXY PROMPTLY USING
                                          THE ENCLOSED ENVELOPE.

                                                                       EXHIBIT A








                               CELGENE CORPORATION

                          1998 LONG-TERM INCENTIVE PLAN

            (This document reflects all amendments to the 1998 Incentive Plan, including the amendment to be approved by stockholders at the 2000 Annual Meeting, and reflects the three-for-one stock split declared by the Company and paid on April 14, 2000)

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

ARTICLE 1.             PURPOSE....................................................................................1

ARTICLE 2.             DEFINITIONS................................................................................1

ARTICLE 3.             ADMINISTRATION.............................................................................5

ARTICLE 4.             SHARE AND OTHER LIMITATIONS................................................................8

ARTICLE 5.             ELIGIBILITY...............................................................................10

ARTICLE 6.             STOCK OPTIONS.............................................................................11

ARTICLE 7.             RESTRICTED STOCK AWARDS...................................................................13

ARTICLE 8.             STOCK APPRECIATION RIGHTS.................................................................15

ARTICLE 9.             PERFORMANCE-BASED AWARDS..................................................................18

ARTICLE 10.            NON-TRANSFERABILITY AND TERMINATION PROVISIONS............................................19

ARTICLE 11.            CHANGE IN CONTROL PROVISIONS..............................................................21

ARTICLE 12.            TERMINATION OR AMENDMENT OF THE PLAN......................................................22

ARTICLE 13.            UNFUNDED STATUS OF PLAN...................................................................23

ARTICLE 14.            GENERAL PROVISIONS........................................................................23

ARTICLE 15.            APPROVAL OF BOARD AND STOCKHOLDERS........................................................26

ARTICLE 16.            TERM OF PLAN..............................................................................26

ARTICLE 17.            NAME OF PLAN..............................................................................27


                               CELGENE CORPORATION
                          1998 LONG-TERM INCENTIVE PLAN

                                   ARTICLE 1.

                                     PURPOSE

         The purpose of this Celgene Corporation 1998 Long-Term Incentive Plan (the "Plan") is to enhance the profitability and value of the Company and its Affiliates for the benefit of its stockholders by enabling the Company to offer selected management (excluding Non-Employee Directors) and other employees of the Company and its Affiliates, stock based incentives and other equity interests in the Company, thereby creating a means to raise the level of stock ownership by employees in order to attract, retain and reward such employees and strengthen the mutuality of interests between employees and the Company's stockholders.

                                   ARTICLE 2.

                                   DEFINITIONS

         For purposes of this Plan, the following terms shall have the following meanings:

                  2.1. "Affiliate" shall mean other than the Company, (i) any Subsidiary, (ii) any corporation in an unbroken chain of corporations ending with the Company which owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, (iii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates, or (iv) any other entity, approved by the Committee as an Affiliate under the Plan, in which the Company or any of its Affiliates has a material equity interest.

                  2.2. "Award" shall mean any award under this Plan of any Stock Option, Restricted Stock, Stock Appreciation Right, or Performance-Based Award. All Awards, shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

                  2.3. "Board" or "Board of Directors" shall mean the Board of Directors of the Company.

                  2.4. "Cause" shall mean, with respect to a Participant's Termination of Employment: (i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the

         Company or an Affiliate and the Participant at the time of the relevant grant or Award, or where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect at the time of the relevant grant or Award but such agreement does not define "cause" (or words of like import), termination due to a Participant's dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of his or her duties for the Company or an Affiliate or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the relevant grant or Award that defines "cause" (or words of like import) and a "cause" termination would be permitted under such agreement at that time, termination that is or would be deemed to be for "cause" (or words of like import) as defined under such agreement; provided, that with regard to any agreement that conditions "cause" on occurrence of a change in control, such definition of "cause" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter.

                  2.5.  "Change in Control"  shall have the meaning set forth in
         Article 11.

                  2.6. "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  2.7. "Committee" shall mean a Management Compensation and Development Committee or such other committee or subcommittee appointed from time to time by the Board, which shall be intended to consist of two (2) or more non-employee directors, each of whom shall be, to the extent required by Rule 16b-3 (as defined herein), a "non-employee director" as defined in Rule 16b-3 and, to the extent required by
         Section 162(m) of the Code and any regulations thereunder, an "outside director" as defined under Section 162(m) of the Code. Notwithstanding the foregoing, if and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or Section 162(m) of the Code shall not affect the validity of the Awards, grants, interpretations or other actions of the Committee.

                  2.8. "Common Stock" means the common stock, $.01 par value per share, of the Company.

                  2.9.   "Company"   means  Celgene   Corporation,   a  Delaware
         corporation, and its successors by merger, consolidation or otherwise.

                  2.10. "Disability" shall mean, with respect to an Eligible Employee, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee or the Board, as the case may be, of the Disability.

                  2.11.  "Effective  Date"  shall mean May 4,  1998,  subject to
         Article 15.

                  2.12. "Eligible Employees" shall mean the employees of the Company and its Affiliates who are eligible pursuant to Article 5 to be granted Awards under this Plan.

                  2.13. "Exchange Act" shall mean the Securities Exchange Act of 1934.

                  2.14. "Fair Market Value" for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date the last sales price reported for the Common Stock on the applicable date (i) as reported by the principal national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers. For purposes of the exercise of any Stock Appreciation Right the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

                  2.15. "Family Member", shall mean, with respect to any Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests.

                  2.16. "Incentive Stock Option" shall mean any Stock Option awarded under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

                  2.17. "Limited Stock Appreciation Right" shall mean an Award made pursuant to Section 8.5 of the Plan which may be a Tandem Stock Appreciation Right or a Non- Tandem Stock Appreciation Right.

                  2.18. "Non-Employee Director" shall mean a director of the Company who is not an active employee of the Company or an Affiliate.

                  2.19. "Non-Qualified Stock Option" shall mean any Stock Option awarded under this Plan that is not an Incentive Stock Option.

                  2.20. "Participant" shall mean an Eligible Employee to whom an Award has been made pursuant to this Plan.

                  2.21. "Performance-Based Award" shall mean an Award made pursuant to Article 9 of this Plan of the right to receive awards of Common Stock and other Awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock.

                  2.22. "Performance Period" shall have the meaning set forth in
         Section 9.1.

                  2.23. "Restricted Stock" shall mean an award of shares of Common Stock under this Plan that is subject to restrictions under
         Article 7.

                  2.24. "Restriction Period" shall have the meaning set forth in Subsection 7.3(a) with respect to Restricted Stock for Eligible Employees.

                  2.25. "Retirement" shall mean a Participant's Termination of Employment without Cause at or after age fifty-five (55).

                  2.26. "Rule 16b-3" shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

                  2.27. "Section 162(m) of the Code" shall mean the exception for performance-based compensation under Section 162(m) of the Code and any Treasury regulations thereunder.

                  2.28.  "Stock   Appreciation   Right"  shall  mean  the  right
         (pursuant to an Award granted under Article 8). A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash or stock equal to the excess of (i) the Fair Market Value, on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), over (ii) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive an amount in cash or stock equal to the excess of (x) the Fair Market Value of a share of Common Stock on the date such right is exercised, over (y) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

                  2.29. "Stock Option" or "Option" shall mean any option to purchase shares of Common Stock granted to Eligible Employees pursuant to Article 6.

                  2.30. "Subsidiary" shall mean any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

                  2.31. "Ten Percent Stockholder" shall mean a person owning stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its Subsidiaries or its parent corporations, as defined in Section 424(e) of the Code.

                  2.32. "Termination of Employment" shall mean (i) a termination of service (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates or (ii) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant thereupon becomes employed by the Company or another Affiliate.

                  2.33. "Transfer" or "Transferred" or "Transferable" shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge, hypothecate or otherwise transfer.

                                   ARTICLE 3.

                                 ADMINISTRATION

                  3.1. The Committee. The Plan shall be administered and interpreted by the Committee.

                  3.2. Awards. The Committee shall have full authority to grant to Eligible Employees, pursuant to the terms of this Plan: (i) Stock Options,
(ii) Restricted Stock, (iii) Stock Appreciation Rights, and (iv) Performance-Based Awards. In particular, the Committee shall have the authority:

                           (a) to select the  Eligible  Employees  to whom Stock
         Options,    Restricted   Stock,   Stock   Appreciation    Rights,   and
         Performance-Based Awards may from time to time be granted hereunder;

                           (b) to determine whether and to what extent Stock Options, Restricted Stock, Stock Appreciation Rights, and Performance-Based Awards or any combination thereof, are to be granted hereunder to one or more Eligible Employees;

                           (c) to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Award to an Eligible Employee granted hereunder;

                           (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder to an Eligible Employee (including, but not limited to, the exercise or purchase price, any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Stock Option or other Award, and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

                           (e) to determine whether and under what circumstances a Stock Option may be settled in cash and/or Common Stock under Section 6.3(d);

                           (f) to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Eligible Employees in order to exercise Options under this Plan;

                           (g) to determine whether to require an Eligible Employee, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Option or as an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option or Award; and

                           (h) to determine whether a Stock Appreciation Right is a Tandem Stock Appreciation Right or Non-Tandem Stock Appreciation Right.

                  3.3. Guidelines. Subject to Article 12 hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect but only to the extent any such action would be permitted under the applicable provisions of Rule 16b-3 and
Section 162(m) of the Code. The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to, the taxes of, countries other than the United States to comply with applicable tax and securities laws and may impose any limitations and restrictions that they deem necessary to comply with the applicable tax and securities laws of such countries other than the United States. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3 and the exception for performance-based compensation under Section 162(m) of the Code with regard to Options and Stock Appreciation Rights and shall be limited, construed and interpreted in a manner so as to comply therewith.

                  3.4. Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

                  3.5. Reliance on Counsel. The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

                  3.6. Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of the members present. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be fully as effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                  3.7.     Designation of Consultants/Liability.

                           (a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and may grant authority to employees to execute agreements or other documents on behalf of the Committee.

                           (b) The Committee may employ such legal counsel, consultants, appraisers and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel, appraiser or consultant and any computation received from any such consultant, appraiser or agent. Expenses incurred by the Committee in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Board, the Committee, its members and any employee of the Company designated pursuant to paragraph (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer or employee of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance, each officer, employee of the Company and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's, employee's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, employees, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or Affiliates. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

                                   ARTICLE 4.

                           SHARE AND OTHER LIMITATIONS

                  4.1.     Shares.

                           (a) General Limitation. The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan or with respect to which all Awards may be granted shall not exceed 6,500,000 shares (subject to any increase or decrease pursuant to Section 4.2). If any Option or Stock Appreciation Right granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Stock Appreciation Right or Option shall again be available for the purposes of Awards under the Plan. If any shares of Restricted Stock awarded under this Plan to a Participant are forfeited for any reason, the number of forfeited shares of Restricted Stock shall again be available for the purposes of Awards under the Plan. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan.

                           (b) Individual Participant Limitations. (i) The maximum number of shares of Common Stock subject to any Option which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee shall be 750,000 shares (subject to any increase or decrease pursuant to Section 4.2).

                                    (ii) The maximum  number of shares of Common
                  Stock subject to any Stock Appreciation Right which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee shall be 750,000 shares (subject to any increase or decrease pursuant to Section 4.2). If a Tandem Stock Appreciation Right or Limited Stock Appreciation Right is granted in tandem with an Option it shall apply against the Eligible Employee's individual share limitations for both Stock Appreciation Rights and Options.


                                    (iii) To the  extent  that  shares of Common
                  Stock for which Options or Stock Appreciation Rights are permitted to be granted to a Participant pursuant to Section 4.1(b) during a calendar year of the Company are not covered by a grant of an Option or a Stock Appreciation Right in the Company's calendar year, such shares of Common Stock shall not be available for grant or issuance to the Participant in any subsequent calendar year during the term of this Plan.

                  4.2.     Changes.

                           (a) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or its Affiliates, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company or its Affiliates, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

                           (b) In the event of any such  change  in the  capital
         structure or business of the Company by reason of any stock dividend or distribution, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, reclassification of its capital stock, conversion of the Company's preferred stock, issuance of warrants or options to purchase any Common Stock or securities convertible into Common Stock, any sale or Transfer of all or part of the Company's assets or business, or any similar change affecting the Company's capital structure or business, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Option or other Awards granted under this Plan and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan, and any such adjustment determined by the Committee in good faith shall be binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.

                           (c) Fractional shares of Common Stock resulting from any adjustment in Options or Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half (1/2) and rounding-up for fractions equal to or greater than one-half (1/2). No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Option or Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

                           (d) In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company's assets (all of the foregoing being referred to as "Acquisition Events"), then the Committee may, in its sole discretion, terminate all outstanding Options and Stock Appreciation Rights of Eligible Employees, effective as of the date of the Acquisition Event, by delivering notice of termination to each such Participant at least twenty (20) days prior to the date of consummation of the Acquisition Event; provided, that during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Options and Stock Appreciation Rights that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Option or Award Agreements) but contingent on occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void.

         If an Acquisition Event occurs, to the extent the Committee does not terminate the outstanding Options and Stock Appreciation Rights pursuant to this
Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

                  4.3. Purchase Price. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.

                                   ARTICLE 5.

                                   ELIGIBILITY

                  All management (excluding Non-Employee Directors) and other employees of the Company and its Affiliates are eligible to be granted Options, Restricted Stock, Stock Appreciation Rights, and Performance-Based Awards under this Plan. Eligibility under this Plan shall be determined by the Committee in its sole and absolute discretion.

                                   ARTICLE 6.

                                  STOCK OPTIONS

                  6.1. Options. Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of Section 422 of the Code or (ii) a Non-Qualified Stock Option.

                  6.2. Grants. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option. Notwithstanding any other provision of this Plan to the contrary or any provision in an agreement evidencing the grant of an Option to the contrary, any Option granted to an Eligible Employee of an Affiliate (other than one described in Section 2.1(i) or (ii)) shall be a Non- Qualified Stock Option.

                  6.3. Terms of Options. Options granted under Article 6 of this Plan shall be subject to Article 10 and the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

                           (a) Option Price. The option price per share of Common Stock purchasable under an Incentive Stock Option or a Non-Qualified Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of the share of Common Stock at the time of grant; provided, however, if an Incentive Stock Option is granted to a Ten Percent Stockholder, the purchase price shall not be less than 110% of the Fair Market Value of the share of Common Stock at the time of grant.

                           (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted; provided, however, that the term of an Incentive Stock Option granted to a Ten Percent Stockholder may not exceed five (5) years.

                           (c)   Exercisability.    Stock   Options   shall   be
         exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which Options may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

                           (d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of Company, (ii) if the Common Stock is traded on a national securities exchange, the Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities Dealers, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price, (iii) by payment in full or part in the form of Common Stock owned by the Participant for a period of at least 6 months (and for which the Participant has good title free and clear of
                                       11
         any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee or the Board or (iv) on such other terms and conditions as may be acceptable to the Committee or the Board, as applicable. No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

                           (e) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 424(e) of the Code) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or parent corporation (within the meaning of Section 424(e) of the Code) at all times from the time the Option is granted until three (3) months prior to the date of exercise (or such other period as required by applicable law), such Option shall be treated as an Option which is not an Incentive Stock Option.

                  Should the foregoing provision not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

                  Without the written consent of the Company, no Common Stock acquired by a Participant upon the exercise of an Incentive Stock Option granted hereunder may be disposed of by the Participant within two (2) years from the date such Incentive Stock Option was granted, nor within one (1) year after the transfer of such Common Stock to the Participant; provided, however, that a transfer to a trustee, receiver, or other fiduciary in any insolvency proceeding, as described in
         Section 422(c)(3) of the Code, shall not be deemed to be such a disposition.

                           (f) Form of Options. Subject to the terms and conditions and within the limitations of the Plan, an Option shall be evidenced by such form of agreement or grant as is approved by the Committee.

                           (g) Form of Settlement. In its sole discretion, the Committee may provide, at the time of grant, that the shares to be issued upon the exercise of a Stock Option shall be in the form of Restricted Stock, or may, in the Option agreement, reserve a right to so provide after the time of grant.

                           (h) Other Terms and Conditions. Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms of the Plan, as the Committee shall deem appropriate including, without limitation, permitting "reloads." With regard to such "reloads", the Committee shall have the authority (but not an obligation) to include within any Option agreement a provision entitling the optionee to a further Option (a "Reload Option") if the optionee exercises the Option evidenced by the Option agreement, in whole or in part, by surrendering other shares of the Company held by the optionee for at least six (6) months prior to such date of surrender in accordance with the Plan and the terms and conditions of the Option agreement. Any Reload Option shall not be an Incentive Stock Option, shall be for a number of shares equal to the number of surrendered shares, the exercise price thereof shall be equal to the Fair Market Value of the Common Stock on the date of exercise of such original Option, shall become exercisable if the purchased shares are held for a minimum period of time established by the Committee, and shall be subject to such other terms and conditions as the Committee may determine.

                                   ARTICLE 7.

                             RESTRICTED STOCK AWARDS

                  7.1. Awards of Restricted Stock. Shares of Restricted Stock may be issued to Eligible Employees either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient (subject to Section 7.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

                  7.2. Awards and Certificates. An Eligible Employee selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the Restricted Stock Award agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

                           (a) Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be the minimum permitted by applicable law.

                           (b) Acceptance. Awards of Restricted Stock must be accepted within a period of ninety (90) days (or such shorter period as the Committee may specify at grant) after the Award date, by executing a Restricted Stock Award agreement and by paying whatever price (if any) the Committee has designated thereunder.

                           (c) Legend.  Each Participant  receiving a Restricted
         Stock Award shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of a Restricted Stock Award. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

                           "The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Celgene Corporation (the "Company") 1998 Long-Term Incentive Plan and an Agreement entered into between the
         registered owner and the Company  dated       . Copies of such Plan and
         Agreement are on file at the principal office of the Company."

                           (d) Custody. The Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

                  7.3. Restrictions and Conditions on Restricted Stock Awards. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to
Article 10 and the following restrictions and conditions:

                           (a) Restriction Period; Vesting and Acceleration of Vesting. (i) The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during a period set by the Committee (the "Restriction Period") commencing with the date of such Award, as set forth in the Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of performance goals established pursuant to Section 7.3(a)(ii) below and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.

                                    (ii)   Performance   Goals,    Formulae   or
         Standards (the "Performance Goals"). If the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the Performance Goals and the applicable vesting percentage of the Restricted Stock Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals is substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances.

                           (b) Rights as Stockholder. Except as provided in this subsection (b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. Notwithstanding the foregoing, the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period, unless the Committee, in its sole discretion, specifies otherwise at the time of the Award.

                           (c) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law.

                                   ARTICLE 8.

                            STOCK APPRECIATION RIGHTS

                  8.1. Tandem Stock Appreciation Rights. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a "Reference Stock Option") granted under this Plan ("Tandem Stock Appreciation Rights"). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

                  8.2. Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article 10 and the following:

                           (a) Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock

         Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

                           (b) Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article 6 and Article 8.

                           (c) Method of Exercise.  A Tandem Stock  Appreciation
         Right may be exercised by an optionee by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 8.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

                           (d) Payment. Upon the exercise of a Tandem Stock Appreciation Right a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option price per share specified in the Reference Stock Option multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

                           (e) Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article 4 of the Plan on the number of shares of Common Stock to be issued under the Plan.

                  8.3. Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under this Plan.

                  8.4. Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non- Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article 10 and the following:

                           (a)  Term.   The  term  of  each   Non-Tandem   Stock
         Appreciation Right shall be fixed by the Committee, but shall not be greater than ten (10) years after the date the right is granted.

                           (b) Exercisability. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitation on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which rights may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

                           (c) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

                           (d) Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one (1) share of Common Stock on the date the right was awarded to the Participant.

                  8.5. Limited Stock Appreciation Rights. The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a Limited Stock Appreciation Right. Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount (i) set forth in
Section 8.2(d) with respect to Tandem Stock Appreciation Rights or (ii) set forth in Section 8.4(d) with respect to Non- Tandem Stock Appreciation Rights.

                                   ARTICLE 9.

                            PERFORMANCE-BASED AWARDS

                  9.1. Performance-Based Awards. Awards of Common Stock and other Awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock ("Performance-Based Awards") may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, or Restricted Stock.

         Subject to the provisions of this Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified Performance Period.

                  9.2. Terms and Conditions. Performance-Based Awards made pursuant to this Article 9 shall be subject to the following terms and conditions:

                           (a) Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and this Plan, the recipient of an Award under this Article 9 shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion.

                           (b) Vesting. Any Award under this Article 9 and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion.

                           (c) Waiver of Limitation. In the event of the Participant's Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Award under this Article.

                           (d) Purchase Price. Subject to Section 4.3, Common Stock issued on a bonus basis under this Article 9 may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article 9 shall be priced as determined by the Committee.

                                   ARTICLE 10.

                 NON-TRANSFERABILITY AND TERMINATION PROVISIONS

         The terms and conditions of this Article 10 shall apply to Awards under this Plan as follows:

                  10.1. Nontransferability. No Stock Option, Stock Appreciation Right, or Performance-Based Award shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options and all Stock Appreciation Rights shall be exercisable, during the Participant's lifetime, only by the Participant or his or her legal guardian or representative. Tandem Stock Appreciation Rights shall be Transferable, solely to the extent permitted above, only with the underlying Stock Option. In addition, except as provided above, no Stock Option shall be Transferred (whether by operation of law or otherwise), and no Stock Option shall be subject to execution, attachment or similar process.

Upon any attempt to Transfer any Stock Option, or in the event of any levy upon any Stock Option by reason of any execution, attachment or similar process contrary to the provisions hereof, such Stock Option shall immediately terminate and become null and void. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Article 10 is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option which is Transferred to a Family Member pursuant to the preceding sentence may not be subsequently Transferred by such Family Member. Shares of Restricted Stock under
Article 7 may not be Transferred prior to the date on which shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses. No Award shall, except as otherwise specifically provided by law or herein, be Transferable in any manner, and any attempt to Transfer any such Award shall be void, and no such Award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person.

                  10.2. Termination of Employment. The following rules apply with regard to the Termination of Employment of a Participant:

                           (a) Termination by Reason of Death. If a Participant's Termination of Employment is by reason of death, any Stock Option or Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant's estate are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's death, by the legal representative of the estate, at any time within a period of one (1) year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option or Stock Appreciation Right.

                           (b) Termination by Reason of Retirement or Disability. If a Participant's Termination of Employment is by reason of Retirement or Disability, any Stock Option or Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's termination, by the Participant (or the Participant's legal representative to the extent permitted under Section 14.11 or the legal representative of the Participant's estate if the Participant dies after termination) at any time within a period (the "Retirement or Disability Period") which is the longer of (i) up to ten (10) years after the date of grant of such Stock Option or Stock Appreciation Right, such period to be set on a case by case basis by the Committee, or (ii) three (3) years from the date of such termination; provided, however, that, if the Participant dies within such Retirement or Disability Period, any unexercised Stock Option or Stock Appreciation Right held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year (or such other period as the Committee may specify at grant or, if no rights of the Participant's estate are reduced, thereafter)
                                       19
         from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option or Stock Appreciation Right.

                           (c) Voluntary Resignation or Involuntary Termination Without Cause. If a Participant's Termination of Employment is due to a voluntary resignation or by involuntary termination without Cause and such termination occurs prior to, or more than ninety (90) days after, the occurrence of an event which would be grounds for Termination of Employment by the Company for Cause (without regard to any notice or cure period requirements), any Stock Option or Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of thirty (30) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option or Stock Appreciation Right.

                           (d) Termination for Cause. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, if a Participant's Termination of Employment is for Cause for any reason, any Stock Option or Stock Appreciation Right held by such Participant shall thereupon terminate and expire as of the date of termination. In the event the termination is an involuntary termination without Cause or is a voluntary resignation within ninety (90) days after occurrence of an event which would be grounds for Termination of Employment by the Company for Cause (without regard to any notice or cure period requirement), any Stock Option or Stock Appreciation Right held by the Participant at the time of occurrence of the event which would be grounds for Termination of Employment by the Company for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination of Employment by the Company for Cause.

                           (e) Termination of Employment for Restricted Stock. Subject to the applicable provisions of the Restricted Stock Award agreement and this Plan, upon a Participant's Termination of Employment for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

                           (f) Termination of Employment for Performance-Based Awards. Subject to the applicable provisions of the Award agreement and this Plan, upon a Participant's Termination of Employment for any reason, the Performance-Based Award in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

                                   ARTICLE 11.

                          CHANGE IN CONTROL PROVISIONS

                  11.1. Benefits. In the event of a Change in Control of the Company (as defined below), except as otherwise provided by the Committee upon the grant of an Award, the Participant shall be entitled to the following benefits:

                           (a) All outstanding Stock Options and the related Tandem Stock Appreciation Rights and Non-Tandem Stock Appreciation Rights of such Participant, if any, granted prior to the Change in Control shall be fully vested and immediately exercisable in their entirety.

                           (b) All unvested Restricted Stock and Performance-Based Awards shall become fully vested upon a Change in Control, including without limitation, the following: (i) the restrictions to which any shares of Restricted Stock of a Participant granted prior to the Change in Control are subject shall lapse as if the applicable Restriction Period had ended upon such Change in Control and (ii) the conditions required for vesting of any unvested Performance-Based Awards shall be deemed to be satisfied upon such Change in Control.

                  11.2. Change in Control. A "Change in Control" shall mean the occurrence of any of the following:

                           (a) any person (as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof), excluding the Company, any subsidiary of the Company and any employee benefit plan sponsored or maintained by the Company or any subsidiary of the Company (including any trustee of any such plan acting in his capacity as trustee), becoming the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing thirty percent (30%) of the total combined voting power of the Company's then outstanding securities;

                           (b) the merger, consolidation or other business combination of the Company (a "Transaction"), other than (A) a Transaction involving only the Company and one or more of its subsidiaries, or (B) a Transaction immediately following which the stockholders of the Company immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity and no person (other than those covered by the exceptions in (a) above) becomes the beneficial owner of securities of the resulting entity representing more than twenty-five percent (25%) of the voting power in the resulting entity;

                           (c) during any period of two (2) consecutive years beginning on or after the Effective Date, the persons who were members of the Board immediately before the beginning of such period (the "Incumbent Directors") ceasing (for any reason other than death) to constitute at least a majority of the Board or the board of directors of any successor to the Company, provided that, any director who was not a director as of the Effective Date shall be deemed to be an Incumbent Director if such director was elected to the board of directors by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of the foregoing unless such election, recommendation or approval occurs as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act or any successor provision) or other actual or threatened solicitation of proxies or contests by or on behalf of a person other than a member of the Board; or

                           (d) the approval by the stockholders of the Company of any plan of complete liquidation of the Company or an agreement for the sale of all or substantially all of the Company's assets other than the sale of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of such sale.

                                   ARTICLE 12.

                      TERMINATION OR AMENDMENT OF THE PLAN

         Notwithstanding any other provision of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company in accordance with the laws of the State of Delaware, to the extent required by the applicable provisions of Rule 16b-3 or Section 162(m) of the Code, or, with regard to Incentive Stock Options,
Section 422 of the Code, no amendment may be made which would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan or the maximum individual Participant limitations under Section 4.1(b), (ii) change the classification of employees eligible to receive Awards under this Plan,
(iii) decrease the minimum option price of any Stock Option, (iv) extend the maximum option period under Section 6.3, or (v) require stockholder approval in order for the Plan to continue to comply with the applicable provisions of Rule 16b-3 or Section 162(m) of the Code, or, with regard to Incentive Stock Options,
Section 422 of the Code. In no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws or other requirements to increase the aggregate number of shares of Common Stock that may be issued under the Plan, decrease the minimum option price of any Stock Option, or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company.

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


         The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article 4 above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.

                                   ARTICLE 13.

                             UNFUNDED STATUS OF PLAN

         This Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

                                   ARTICLE 14.

                               GENERAL PROVISIONS

                  14.1. Legend. The Committee may require each person receiving shares of Common Stock pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof, and that any subsequent offer for sale or sale of any such shares of Common Stock shall be made either pursuant to (i) a registration statement on an appropriate form under the Securities Act of 1933, which registration statement shall have become effective and shall be current with respect to the shares of Common Stock being offered and sold, or
(ii) a specific exemption from the registration requirements of the Securities Act of 1933, and that in claiming such exemption the Participant will, prior to any offer for sale or sale of shares of Common Stock, obtain a favorable written opinion, satisfactory in form and substance to the Company, from counsel acceptable to the Company as to the availability of such exception. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

                  All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  14.2. Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder

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

approval if such approval is required; and, such arrangements may be either generally applicable or applicable only in specific cases.

                  14.3. No Right to Employment. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee any right with respect to continuance of employment by the Company or any Affiliate, nor shall there be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed to terminate his employment at any time.

                  14.4. Withholding of Taxes. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock, or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company.

                  At the discretion of the Committee, any such withholding obligation with regard to any Participant may be satisfied by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

                  14.5. Listing and Other Conditions.

                           (a) As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option with respect to such shares shall be suspended until such listing has been effected.

                           (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

                           (c) Upon termination of any period of suspension under this Section 14.5, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

                  14.6. Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

                  14.7. Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

                  14.8. Other Benefits. No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

                  14.9. Costs. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

                  14.10. No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

                  14.11. Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan. If the Committee shall find, without any obligation or responsibility of any kind to do so, that any person to whom payment is payable under this Plan is unable to care for his or her affairs because of disability, illness or accident, any payment due may be paid to such person's duly appointed legal representative in such manner and proportions as the Committee may determine, in it sole discretion. Any such payment shall be a complete discharge of the liabilities of the Committee and the Board under this Plan.

                  14.12. Section 16(b) of the Exchange Act. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with
Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

                  14.13. Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

                  14.14. Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

                                   ARTICLE 15.

                       APPROVAL OF BOARD AND STOCKHOLDERS

         The Plan shall not be effective unless and until approved by the Board and, solely to the extent required by any applicable law (including without limitation, approval required under Rule 16b-3, Section 162(m) of the Code or
Section 422 of the Code) or registration or stock exchange rule, approved by the stockholders of the Company in the manner set forth in such law, regulation or rule.

                                   ARTICLE 16.

                                  TERM OF PLAN

         No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted or the date of stockholder approval (if applicable), but Awards granted prior to such tenth anniversary may extend beyond that date.

                                   ARTICLE 17.

                                  NAME OF PLAN

         This Plan shall be known as the Celgene Corporation 1998 Long-Term Incentive Plan.

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